Exhibit 10

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-121691 of Allstate Financial Advisors Separate Account I (the "Account") on Form N-4 of our report dated February 24, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004 and changes in the methods of accounting for embedded derivatives in modified coinsurance agreements and variable interest entities in 2003), on the consolidated financial statements and the related consolidated financial statement schedules of Allstate Life Insurance Company (the "Company"), appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2004, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement, to the use of our report dated March 24, 2005 on the financial statements of the sub-accounts of the Account, and our report dated March 24, 2005 on the financial statements of the sub-accounts of Glenbrook Life and Annuity Company Separate Account A, also appearing in such Statement of Additional Information. We also consent to the references to us under the heading "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP
Chicago, Illinois

April 20, 2005